SUPPLEMENT DATED JANUARY 27, 2020 TO

THE NEW YORK LIFE PREMIER VARIABLE ANNUITY – P SERIES

PROSPECTUS DATED MAY 1, 2019

INVESTING IN NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the New York Life Premier Variable Annuity – P Series prospectus (the “Prospectus”). This supplement fully replaces the supplement dated January 17, 2020 with respect to the New York Life Premier Variable Annuity – P Series. You should read this information carefully and retain this supplement for future reference together with the Prospectus. This supplement is not valid unless it is read in conjunction with the Prospectus. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

As of January 1, 2020, the age when required minimum distributions must begin for IRAs has increased from 70-1⁄2 to 72. This change only applies if you attain age 70-1⁄2 on or after January 1, 2020. All other requirements for the timing of RMDs remain the same.

For IRA and Roth IRA owners who die on or after January 1, 2020, any individual beneficiary who is not an “Eligible Designated Beneficiary” must withdraw the entire account value by the end of the tenth year following the year of death. Eligible Designated Beneficiaries may withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible Designated Beneficiaries include spouses, minor children (until they reach the age of majority), someone who is disabled or chronically ill (including certain trusts for the disabled or chronically ill), or an individual not more than 10 years younger than the original IRA or Roth IRA owner.

New York Life Insurance and Annuity Corporation (a Delaware Corporation)

51 Madison Avenue, New York, New York 10010